Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Velodyne Lidar, Inc., a Delaware corporation (the Company”), on Form 10-Q for the fiscal quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Andrew Hamer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i) the Form 10-Q fully complies, in all material respects, with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	November 6, 2020	/s/ Andrew Hamer

Andrew Hamer
Chief Financial Officer
(Principal Financial and Accounting Officer)